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                                                                    EXHIBIT 10.7


                       PERFORMANCE INCENTIVE PROGRAM FOR
                           DQE, INC. AND SUBSIDIARIES

                             Formerly Known as the
              Duquesne Light Company Performance Incentive Program


Article I.  Purpose and Effective Date
            --------------------------

     The purpose of this Program is to provide a general framework and a flexible vehicle for the award of cash and/or equity-based grants to Participants in order to assist the Company and Subsidiaries in attracting, retaining and motivating key employees of high ability and experience and serve such other objectives in furtherance of the businesses of the Company and Subsidiaries as the Chief Executive Officer shall determine to be necessary or appropriate. The effective date of the Program is January 1, 1995 and the Program is intended to operate until terminated in accordance with Article VI.


Article II.  Definitions
             -----------

     2.1  Award shall mean any grant to a Participant pursuant to a Compensation
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Arrangement.

     2.2  Award Agreement shall mean a written agreement between the Company and
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a Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an Award granted to a Participant under a Compensation Arrangement.

     2.3  Chief Executive Officer shall mean the Chief Executive Officer of the
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Company.

     2.4  Common Stock shall mean the Common Stock (no par value) of DQE.
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     2.5  Company shall mean DQE, Inc.
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     2.6  Compensation Arrangement shall mean an arrangement established by the
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Chief Executive Officer under Article V pursuant to which one or more
Participants receives or is eligible to receive an Award.


     2.7  Participant shall mean an employee of the Company or any Subsidiary
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who receives an Award under a Compensation Arrangement.

     2.8  Program shall mean the Performance Incentive Program for DQE, Inc. and
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Subsidiaries, as the same may be amended from time to time.

     2.9  Subsidiary shall mean any direct or indirect subsidiary of the
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Company.


Article III.  Administration
              --------------

     This Program shall be administered by the Chief Executive Officer, who shall have the full power and authority and sole and absolute discretion to construe and interpret the Program, establish and amend Compensation Arrangements hereunder as described in Article V and take such other actions as he or she deems necessary or appropriate to further the purposes of the Program. The Chief Executive Officer may delegate all or any portion of his or her administrative responsibilities under the Program to one or more other officers or employees of the Company or Subsidiaries. All decisions, actions or interpretations of the Chief Executive Officer or his or her designees shall be final, binding and conclusive upon all persons. This Program shall not be construed as a legal contract or legally enforceable obligation of the Company or Subsidiaries, and no Participant or any other party shall have any legally enforceable rights hereunder or any right to dispute, appeal or have a hearing with respect to any determination of the Chief Executive Officer or his or her designees. The Chief Executive Officer and his or her designees shall not be liable for any action taken or determination made in good faith in the administration of this Program. The Chief Executive Officer and his or her designees

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shall be fully indemnified for, and held harmless against, any liability arising out of the administration of the Program.


Article IV.  Shares
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     4.1  Number of Shares Issuable.  The maximum number of shares of Common
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Stock available for Awards under the Program and the Compensation Arrangements established hereunder shall be 250,000 shares of Common Stock. The shares of Common Stock to be offered under the Program and the Compensation Arrangements established hereunder shall be authorized and unissued shares of Common Stock, issued shares of Common Stock which shall have been reacquired by the Company and held in its treasury or shares held by a Subsidiary.


     4.2  Shares Subject to Terminated Awards.  The Common Stock subject to any
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Awards which are forfeited or surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Program and the Compensation Arrangements established hereunder.

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Article V.  Establishment of Compensation Arrangements
            ------------------------------------------

     5.1  Chief Executive Officer Authority.  The Chief Executive Officer shall
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have the sole and complete authority and discretion to (a) establish
Compensation Arrangements pursuant to this Program, (b) determine the employees of the Company or Subsidiaries or classes of employees that are to receive or be eligible to receive Awards under each such Compensation Arrangement, (c) set the terms of and conditions applicable to each such Compensation Arrangement and the Awards granted thereunder, and (d) take all such other actions and make such other determinations consistent with this Program as may be necessary or appropriate to design, implement and administer such Compensation Arrangements. All such Compensation Arrangements shall be in writing and shall specify that they are intended to be established pursuant to this Program. If so stated in the Award Agreement, a single Award Agreement may constitute a separate Compensation Arrangement hereunder.

     5.2  Terms of Awards.  In addition to the terms and conditions specified in
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the Award Agreement, Awards made pursuant to a Compensation Arrangement shall be subject to the following:

               (a) All Awards shall be confirmed by an Award Agreement.

               (b) Awards may be valued in whole or in part by reference to, or otherwise be based on, Common Stock.

               (c) Any Common Stock subject to Awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Common Stock is issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

               (d) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a termination of employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to

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     take account of the specific nature and purpose of the Award.



Article VI.    Amendment and Termination
               -------------------------

          The Chief Executive Officer shall have the sole and complete power, authority and discretion to amend or terminate this Program, any Compensation Arrangement and any Award thereunder at any time as from time to time as he or she deems necessary or appropriate.


Article VII.  Miscellaneous
              -------------

          7.1  Taxes.  Each Compensation Arrangement shall contain appropriate
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provisions for the withholding of all withholding or other taxes required by law to be withheld or paid by the Company or any Subsidiary with respect to any and all Awards.

          7.2  No Right to Award; No Right to Employment.  No employee or other
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person shall have any claim of right to be permitted to participate or be granted an Award under a Compensation Arrangement established hereunder.
Neither the Program nor any Compensation Arrangement nor any taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

          7.3  Governing Law.  The Program and the Compensation Arrangements and
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all determinations made and actions taken pursuant to the Program and the
Compensation Arrangements shall be governed by the laws of the Commonwealth of Pennsylvania other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

          7.4  No Strict Construction.  No rule of strict construction shall be
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implied against the Company, Subsidiaries, the Chief Executive Officer, the
Administrator of any Compensation Arrangement or any other person in the interpretation of any of the terms of the Program, any Award

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granted under the Program or any rule or procedure established by the Chief
Executive Officer or any such Administrator.

          7.5  Captions.  The captions (i.e., all Section and subsection
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headings) used in the Program are for convenience only, do not constitute a part of the Program, and shall not be deemed to limit, characterize or affect in any way any provisions of the Program, and all provisions of the Program shall be construed as if no captions had been used in the Program.

          7.6  Severability.  Whenever possible, each provision in the Program
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shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Program shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Program at shall remain in full force and effect.

          7.7    Non-Uniform Determinations.  Since it is the intent of this
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Program to reward extraordinary performance by the Participants, any determinations made by the Chief Executive Officer or his or her designee under this Program (including without limitation determinations of the persons eligible to receive Awards, the amount of such Awards, and the terms and provisions of such Awards) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under this Program, whether or not such persons are similarly situated.

                                   Execution
                                   ---------

          WITNESS the due execution hereof this 30th day of July, 1996.

                              DQE, Inc.


                              By:  /s/ Wesley W. von Schack
                                   -----------------------------------
                                    Chief Executive Officer

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